EXHIBIT 31.2
                                                                    ------------




             CERTIFICATION PURSUANT TO RULE 13a-14 or 15d-14 OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
                  SECTION 302 TO THE SARBANES-OXLEY ACT OF 2002




I, Brandon Nussey, Chief Financial Officer, certify that:

1. I have reviewed this amended annual report on Form 40-F/A of The Descartes Systems Group Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.



Dated:  March 22, 2005                        By: /s/ Brandon Nussey
                                                  ------------------------------
                                                  Name: Brandon Nussey
                                                  Title: Chief Financial Officer